                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        Each director and/or officer of Value City Department Stores, Inc. (the "Corporation") whose signature appears below hereby appoints James A. McGrady and Julia A. Davis as the undersigned's attorney or either of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended February 1, 2003, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

        IN WITNESS WHEREOF, we have hereunto set our hands effective as of the 1st day of May, 2003.

/s/ Jay L. Schottenstein                           Chairman of the Board of Directors
---------------------------------------
Jay L. Schottenstein

/s/ John C. Rossler                                President and Chief Executive Officer
---------------------------------------            (Principal Executive Officer)
John C. Rossler

/s/ James A. McGrady                               Executive Vice President, Chief Financial Officer, Treasurer
---------------------------------------            and Secretary (Principal Financial and Accounting Officer)
James A. McGrady

/s/ Henry L. Aaron                                 Director
---------------------------------------
Henry L. Aaron

/s/ Ari Deshe                                      Director
---------------------------------------
Ari Deshe

/s/ Jon P. Diamond                                 Director
---------------------------------------
Jon P. Diamond

/s/ Elizabeth M. Eveillard                         Director
---------------------------------------
Elizabeth M. Eveillard

/s/ Harvey L. Sonnenberg                           Director
---------------------------------------
Harvey L. Sonnenberg

/s/ James L. Weisman                               Director
---------------------------------------
James L. Weisman


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